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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): April 1, 2001
                                                           -------------


                           THE MED-DESIGN CORPORATION
               ---------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                       0-25852                  23-2771475
     ----------------            ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                2810 Bunsen Avenue
                Ventura, California                              93003
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      (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------



          ______________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events.

                  Effective April 1, 2001, the Company entered into a one year employment agreement with James M. Donegan as Chief Executive Officer and President. The agreement provides for a base salary of $336,000, a bonus of $50,000 and a stock option grant to be determined by the Compensation Committee of the Board of Directors at a later date.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c)      Exhibits.

                  10.1 Employment Agreement dated as of April 1, 2001, by and between the Company, MDC Research, Limited and James M. Donegan.




























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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      THE MED-DESIGN CORPORATION
                                                            (Registrant)


                                                 By /s/ James M. Donegan
                                                    ----------------------------
                                                    James M. Donegan
                                                    Chief Executive Officer



Dated: August 2, 2001
















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                                  Exhibit Index
                                  -------------

         Exhibit
         -------
         10.1 Employment Agreement dated as of April 1, 2001, by and between the Company, MDC Research, Limited and James M. Donegan.